UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2006
                                                        (October 24, 2006)
                                                         ----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-31565                 06-1377322
------------------------------    -------------------------  -------------------
(State or other jurisdiction       Commission File Number     (I.R.S. Employer
     of incorporation or                                     Identification No.)
      organization)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


ITEM 2.02:  Results of Operations and Financial Condition
            ---------------------------------------------

            On October 25, 2006, New York Community Bancorp, Inc. (the "Company") issued a press release reporting its earnings for the three and nine months ended September 30, 2006. A copy of the press release is attached as Exhibit 99.2 to this report.

ITEM 7.01:  Regulation FD Disclosure
            ------------------------

            On October 24, 2006, the Company issued a press release announcing that it will redeem all of the floating rate trust preferred securities issued by NYCB Capital Trust I and New York Community Statutory Trust I, subsidiaries of the Company. A copy of the press release is attached as Exhibit 99.1 to this report.

            On October 25, 2006, the Company announced that its Board of Directors declared a $0.25 per share dividend, payable on November 15, 2006 to shareholders of record at November 3, 2006. The announcement was included as part of the earnings release issued by the Company on October 25th and is incorporated into this Item 7.01 by reference to Exhibit 99.2 (but only with respect to the information contained in Exhibit 99.2 regarding the announcement of the dividend declaration, and not with respect to any information furnished under Item 2.02 of this Form 8-K.)

ITEM 9.01:  Financial Statements and Exhibits
            ---------------------------------

       (c) Attached as Exhibit 99.1 is a press release issued by the Company on October 24, 2006, reporting the redemption of certain trust preferred securities of the Company. Attached as Exhibit 99.2 is a press release issued by the Company on October 25, 2006 reporting its earnings for the three and nine months ended September 30, 2006.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 25, 2006                 NEW YORK COMMUNITY BANCORP, INC.
       ----------------

                                        /s/ Joseph R. Ficalora
                                        ----------------------
                                        Joseph R. Ficalora
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                    Description
--------------                    -----------

Exhibit 99.1                      Press release issued on October 24, 2006.

Exhibit 99.2                      Press release issued on October 25, 2006.